POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Robert A. Anselmi and Patrick J. Farrell his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to NYLIM Institutional Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                          Title                       Date


Stephen C. Roussin         Chairperson and Trustee       February 22, 2001
-------------------
STEPHEN C. ROUSSIN

                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Robert A. Anselmi and Patrick J. Farrell his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to NYLIM Institutional Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                          Title                        Date


Lawrence Glacken                   Trustee               February 21, 2001
----------------
LAWRENCE GLACKEN

                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Robert A. Anselmi and Patrick J. Farrell his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to NYLIM Institutional Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                        Title                              Date


Robert P. Mulhearn              Trustee                        February 23, 2001
--------------------
ROBERT P. MULHEARN

                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Robert A. Anselmi and Patrick J. Farrell her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to NYLIM Institutional Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                          Title                            Date


Susan B. Kerley                   Trustee                     February 21, 2001
-----------------
SUSAN B. KERLEY

                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Robert A. Anselmi his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to NYLIM Institutional Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                          Title                               Date


Patrick J. Farrell         Treasurer and Chief                 February 21, 2001
------------------         Financial and Accounting Officer
PATRICK J. FARRELL

                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Robert A. Anselmi and Patrick J. Farrell his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to NYLIM Institutional Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                       Title                                Date

Brian Lee                     President                        February 22, 2001
-------------
BRIAN LEE

                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Robert A. Anselmi and Patrick J. Farrell his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to NYLIM Institutional Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                        Title                               Date


Patrick G. Boyle               Trustee                         February 27, 2001
-----------------
PATRICK G. BOYLE